GMAC RFC    [GRAPHIC OMITTED]
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RASC SERIES 2002-KS5 TRUST
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Home Equity Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2002-KS5
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.


Characteristics of Initial Contracts
Group A Loans

Group A Mortgage Loan Characteristics Summary Report
----------------------------------------------------------- ------------- -------------- -------------
                                                            Total         Minimum        Maximum
----------------------------------------------------------- ------------- -------------- -------------
----------------------------------------------------------- ------------- -------------- -------------
Statistical Calculation Date Aggregate Principal Balance    $812,879,262.36
Number of Loans                                             6,986
Average Current Loan Balance                                116,358.33    38,500.00      386,799.36
(1)Weighted Average Combined Original Loan-to-Value Ratio   82.08%        13.00%         95.00%
(1)Weighted Average Mortgage Rate                           8.6908%       6.2000%        14.2500%
(1)Weighted Average Net Mortgage Rate
(1) Weighted Average Note Margin                            7.7988%       2.0000%        13.2500%
(1) Weighted Average Maximum Mortgage Rate                  14.9891%      9.3750%        23.0000%
(1) Weighted Average Minimum Mortgage Rate                  8.5105%       2.7500%        15.3750%
(1) Weighted Average Term to Next Rate Adjustment Rate      28            4              38
(months)
(1) Weighted Average Remaining Term to Maturity (months)    359           324            360
(1) Weighted Average Credit Score                           607           440            813
----------------------------------------------------------- ------------- -------------- -------------
----------------------------------------------------------- ------------- -------------- -------------

(1) Weighted Avearge reflected in Total

---------------------------------- -------------------------------------- ----------------------------
                                                                            Percent of Statistical
                                   Range                                  Calculation Date Principal
                                                                                    Balance

Product Type                       Adjustable                                        100.00%

Lien                               First                                             100.00%

Occupancy Status                   Primary Residence                                  92.07%
                                   Second/Vacation                                     0.66%
                                   Non Owner Occupied                                  7.26%

Geographic Distribution            California                                         11.10%
                                   Michigan                                            9.49%
                                   Florida                                             6.93%
                                   Texas                                               5.23%

Number of States (including DC)                                                       51

Largest Zip Code Concentration                                                         0.2%

Loans with Prepayment Penalties                                                       84.38%
---------------------------------- -------------------------------------- ----------------------------




Credit Score Distribution of the Group A Loans
-----------------------------------------------------------------------------------------------------
    Range of Credit Scores        Number of         Principal Balance               Percent of
                                                                              Aggregate Principal
                                                                              Balance Outstanding
                                  Mortgage        Outstanding as of the      as of the Statistical
                                    Loans      Statistical Calculation Date     Calculation Date
-----------------------------------------------------------------------------------------------------
499 or less                     40             $3,960,627                    0.49%
--------------------------------
500 to 519                      81             8,022,996                     0.99
--------------------------------
520 to 539                      308            31,097,138                    3.83
--------------------------------
540 to 559                      671            72,010,008                    8.86
--------------------------------
560 to 579                      985            110,267,944                   13.57
--------------------------------
580 to 599                      1,005          115,024,375                   14.15
--------------------------------
600 to 619                      1,442          171,964,650                   21.16
--------------------------------
620 to 639                      995            123,352,810                   15.17
--------------------------------
640 to 659                      673            83,391,825                    10.26
--------------------------------
660 to 679                      380            46,561,160                    5.73
--------------------------------
680 to 699                      174            21,384,146                    2.63
--------------------------------
700 to 719                      81             9,069,796                     1.12
--------------------------------
720 to 739                      50             6,266,324                     0.77
--------------------------------
740 to 759                      41             5,101,049                     0.63
--------------------------------
760 or greater                  34             3,598,873                     0.44
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Subtotal with Credit Scores     6,960          811,073,721                   99.78%
-----------------------------------------------------------------------------------------------------
Not Available(1)                26             1,805,541                     0.22
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------
(1) Mortgage loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and mortgage loans where no credit history can be obtained for the related mortgagor.

Original Mortgage Loan Principal Balances of the Group A Loans
-----------------------------------------------------------------------------------------------------
  Range of Original Mortgage      Number of         Principal Balance               Percent of
                                                                              Aggregate Principal
                                                                              Balance Outstanding
                                  Mortgage        Outstanding as of the      as of the Statistical
    Loan Principal Balances         Loans      Statistical Calculation Date     Calculation Date
-----------------------------------------------------------------------------------------------------
      1 to 100,000              3,398          $240,412,230                  29.58%
--------------------------------
100,001 to 200,000              2,868          394,469,763                   48.53
--------------------------------
200,001 to 300,000              706            173,451,612                   21.34
--------------------------------
300,001 to 400,000              14             4,545,658                     0.56
--------------------------------
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------


Mortgage Rates of the Group A Loans
-----------------------------------------------------------------------------------------------------
    Range of Mortgage Rates       Number of         Principal Balance               Percent of
                                                                              Aggregate Principal
                                                                              Balance Outstanding
                                  Mortgage        Outstanding as of the      as of the Statistical
                                    Loans      Statistical Calculation Date     Calculation Date
-----------------------------------------------------------------------------------------------------
 6.200% to 6.499%               4              $633,330                      0.08%
--------------------------------
6.500% to 6.999%                114            18,112,692                    2.23
--------------------------------
7.000% to 7.499%                330            49,816,397                    6.13
--------------------------------
7.500% to 7.999%                996            137,455,333                   16.91
--------------------------------
8.000% to 8.499%                1,049          129,221,290                   15.90
--------------------------------
8.500% to 8.999%                1,774          204,848,861                   25.20
--------------------------------
9.000% to 9.499%                1,008          106,485,220                   13.10
--------------------------------
9.500% to 9.999%                996            102,382,597                   12.60
--------------------------------
10.000% to 10.499%              332            31,151,951                    3.83
--------------------------------
10.500% to 10.999%              248            22,325,693                    2.75
--------------------------------
11.000% to 11.499%              73             5,884,231                     0.72
--------------------------------
11.500% to 11.999%              38             2,680,763                     0.33
--------------------------------
12.000% to 12.499%              12             990,790                       0.12
--------------------------------
12.500% to 12.999%              8              542,856                       0.07
--------------------------------
13.500% to 13.999%              2              85,075                        0.01
--------------------------------
14.000% to 14.250%              2              262,181                       0.03
--------------------------------
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------



Original Loan-to-Value Ratios of the Group A Loans
-----------------------------------------------------------------------------------------------------
       Range of Original          Number of         Principal Balance               Percent of
                                                                              Aggregate Principal
                                                                              Balance Outstanding
                                  Mortgage        Outstanding as of the      as of the Statistical
     Loan-to-Value Ratios           Loans      Statistical Calculation Date     Calculation Date
-----------------------------------------------------------------------------------------------------
 13.00 to 50.00                 139            $13,713,804                   1.69%
--------------------------------
50.01 to 55.00                  71             7,409,096                     0.91
--------------------------------
55.01 to 60.00                  131            13,773,895                    1.69
--------------------------------
60.01 to 65.00                  176            18,288,419                    2.25
--------------------------------
65.01 to 70.00                  336            35,581,332                    4.38
--------------------------------
70.01 to 75.00                  584            66,760,858                    8.21
--------------------------------
75.01 to 80.00                  1,871          217,158,438                   26.71
--------------------------------
80.01 to 85.00                  1,355          158,733,556                   19.53
--------------------------------
85.01 to 90.00                  1,686          203,124,528                   24.99
--------------------------------
90.01 to 95.00                  637            78,335,336                    9.64
--------------------------------
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------


Geographic Distribution of Mortgaged Properties of the Group A Loans
-----------------------------------------------------------------------------------------------------
      State or Territory          Number of         Principal Balance               Percent of
                                                                              Aggregate Principal
                                                                              Balance Outstanding
                                  Mortgage        Outstanding as of the      as of the Statistical
                                    Loans      Statistical Calculation Date     Calculation Date
-----------------------------------------------------------------------------------------------------
 California                     508            $90,263,027                   11.10%
--------------------------------
Michigan                        784            77,151,179                    9.49
--------------------------------
Florida                         520            56,326,072                    6.93
--------------------------------
Texas                           366            42,493,712                    5.23
--------------------------------
Illinois                        335            40,371,663                    4.97
--------------------------------
Georgia                         324            39,788,343                    4.89
--------------------------------
Minnesota                       273            36,746,881                    4.52
--------------------------------
Wisconsin                       348            34,563,348                    4.25
--------------------------------
Colorado                        212            33,673,066                    4.14
--------------------------------
Ohio                            378            31,962,502                    3.93
--------------------------------
Other(1)                        2,938          329,539,469                   40.55
--------------------------------
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------
(1)  Other includes states and the District Columbia with under 3% concentrations individually.


Mortgage Loan Purpose of the Group A Loans
-----------------------------------------------------------------------------------------------------
         Loan Purpose             Number of         Principal Balance               Percent of
                                                                              Aggregate Principal
                                                                              Balance Outstanding
                                  Mortgage        Outstanding as of the      as of the Statistical
                                    Loans      Statistical Calculation Date     Calculation Date
-----------------------------------------------------------------------------------------------------
 Purchase                       2,469          $277,757,836                  34.17%
--------------------------------
Rate/Term refinance             451            57,259,144                    7.04
--------------------------------
 Equity refinance               4,066          477,862,282                   58.79
--------------------------------
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------


Mortgage Loan Documentation Type of the Group A Loans
-----------------------------------------------------------------------------------------------------
      Documentation Type          Number of         Principal Balance               Percent of
                                                                              Aggregate Principal
                                                                              Balance Outstanding
                                  Mortgage        Outstanding as of the      as of the Statistical
                                    Loans      Statistical Calculation Date     Calculation Date
-----------------------------------------------------------------------------------------------------
 Full Documentation             5,711          $643,527,787                  79.17%
--------------------------------
Reduced Documentation           1,275          169,351,475                   20.83
--------------------------------
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------


Occupancy Types of the Group A Loans
-----------------------------------------------------------------------------------------------------
           Occupancy              Number of         Principal Balance               Percent of
                                                                              Aggregate Principal
                                                                              Balance Outstanding
                                  Mortgage        Outstanding as of the      as of the Statistical
                                    Loans      Statistical Calculation Date     Calculation Date
-----------------------------------------------------------------------------------------------------
 Primary Residence              6,275          $748,433,770                  92.07%
--------------------------------
Second/Vacation                 49             5,397,479                     0.66
--------------------------------
Non Owner Occupied              662            59,048,014                    7.26
--------------------------------
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------



Credit Grades of the Group A Loans
-----------------------------------------------------------------------------------------------------
         Credit Grades            Number of         Principal Balance               Percent of
                                                                              Aggregate Principal
                                                                              Balance Outstanding
                                  Mortgage        Outstanding as of the      as of the Statistical
                                    Loans      Statistical Calculation Date     Calculation Date
-----------------------------------------------------------------------------------------------------
 A2                             1              $58,500                       0.01%
--------------------------------
 A3                             3              271,877                       0.03
--------------------------------
 A4                             2,792          339,071,688                   41.71
--------------------------------
 AM                             1,296          149,407,542                   18.38
--------------------------------
 AX                             1,711          206,260,683                   25.37
--------------------------------
 B                              757            78,604,652                    9.67
--------------------------------
 C                              320            30,306,472                    3.73
--------------------------------
 CM                             106            8,897,848                     1.09
--------------------------------
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------




Prepayment Penalty Terms of the Group A Loans
-----------------------------------------------------------------------------------------------------
    Prepayment Penalty Term       Number of         Principal Balance               Percent of
                                                                              Aggregate Principal
                                                                              Balance Outstanding
                                  Mortgage        Outstanding as of the      as of the Statistical
                                    Loans      Statistical Calculation Date     Calculation Date
-----------------------------------------------------------------------------------------------------
 12 Months                      232            $31,906,460                   3.93%
--------------------------------
 24 Months                      2,187          255,498,723                   31.43
--------------------------------
 36 Months                      3,051          342,897,411                   42.18
--------------------------------
 60 Months                      453            47,237,297                    5.81
--------------------------------
 None                           984            126,939,528                   15.62
--------------------------------
 Other                          79             8,399,843                     1.03
--------------------------------
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------




Note Margins of the Group A Loans
-----------------------------------------------------------------------------------------------------
     Range of Note Margins        Number of         Principal Balance               Percent of
                                                                              Aggregate Principal
                                                                              Balance Outstanding
                                  Mortgage        Outstanding as of the      as of the Statistical
                                    Loans      Statistical Calculation Date     Calculation Date
-----------------------------------------------------------------------------------------------------
 2.000% to 2.499%               1              $60,393                       0.01%
--------------------------------
 2.500% to 2.999%               2              280,689                       0.03
--------------------------------
 4.000% to 4.499%               11             2,244,213                     0.28
--------------------------------
 4.500% to 4.999%               26             4,268,478                     0.53
--------------------------------
 5.000% to 5.499%               52             8,019,788                     0.99
--------------------------------
 5.500% to 5.999%               112            15,617,224                    1.92
--------------------------------
 6.000% to 6.499%               303            39,862,944                    4.90
--------------------------------
 6.500% to 6.999%               715            90,842,669                    11.18
--------------------------------
 7.000% to 7.499%               1,005          124,884,927                   15.36
--------------------------------
 7.500% to 7.999%               1,506          180,631,451                   22.22
--------------------------------
 8.000% to 8.499%               1,340          150,518,732                   18.52
--------------------------------
 8.500% to 8.999%               967            106,324,214                   13.08
--------------------------------
 9.000% to 9.499%               465            45,994,990                    5.66
--------------------------------
 9.500% to 9.999%               264            24,891,235                    3.06
--------------------------------
 10.000% to 10.499%             132            11,417,473                    1.40
--------------------------------
 10.500% to 10.999%             44             3,828,122                     0.47
--------------------------------
 11.000% to 11.499%             20             1,681,290                     0.21
--------------------------------
 11.500% to 11.999%             10             557,970                       0.07
--------------------------------
 12.000% to 12.499%             6              479,719                       0.06
--------------------------------
 12.500% to 12.999%             3              297,265                       0.04
--------------------------------
 13.000% to 13.250%             2              175,476                       0.02
--------------------------------
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------



Maximum Mortgage Rates of the Group A Loans
-----------------------------------------------------------------------------------------------------
   Range of Maximum Mortgage      Number of         Principal Balance               Percent of
                                                                              Aggregate Principal
                                                                              Balance Outstanding
                                  Mortgage        Outstanding as of the      as of the Statistical
             Rates                  Loans      Statistical Calculation Date     Calculation Date
-----------------------------------------------------------------------------------------------------
 9.000% to 9.999%               1              $45,027                       0.01%
--------------------------------
 11.000% to 11.999%             1              76,455                        0.01
--------------------------------
 12.000% to 12.999%             78             11,779,487                    1.45
--------------------------------
 13.000% to 13.999%             1,062          152,341,934                   18.74
--------------------------------
 14.000% to 14.999%             2,451          294,376,807                   36.21
--------------------------------
 15.000% to 15.999%             1,967          210,652,374                   25.91
--------------------------------
 16.000% to 16.999%             1,020          104,918,013                   12.91
--------------------------------
 17.000% to 17.999%             329            32,352,861                    3.98
--------------------------------
 18.000% to 18.999%             60             4,666,726                     0.57
--------------------------------
 19.000% to 19.999%             13             1,134,634                     0.14
--------------------------------
 20.000% to 20.999%             1              56,903                        0.01
--------------------------------
 21.000% to 21.999%             2              262,181                       0.03
--------------------------------
 23.000% to 23.000%             1              215,859                       0.03
--------------------------------
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------


Minimum Mortgage Rates of the Group A Loans
-----------------------------------------------------------------------------------------------------
   Range of Minimum Mortgage      Number of         Principal Balance               Percent of
                                                                              Aggregate Principal
                                                                              Balance Outstanding
                                  Mortgage        Outstanding as of the      as of the Statistical
             Rates                  Loans      Statistical Calculation Date     Calculation Date
-----------------------------------------------------------------------------------------------------
 2.750% to 2.999%               2              $280,689                      0.03%
--------------------------------
 4.000% to 4.999%               10             1,917,956                     0.24
--------------------------------
 5.000% to 5.999%               28             3,362,804                     0.41
--------------------------------
 6.000% to 6.999%               237            31,542,223                    3.88
--------------------------------
 7.000% to 7.999%               1,685          222,443,458                   27.36
--------------------------------
 8.000% to 8.999%               2,666          316,770,369                   38.97
--------------------------------
 9.000% to 9.999%               1,694          177,159,369                   21.79
--------------------------------
 10.000% to 10.999%             532            48,964,472                    6.02
--------------------------------
 11.000% to 11.999%             107            8,503,013                     1.05
--------------------------------
 12.000% to 12.999%             19             1,501,324                     0.18
--------------------------------
 13.000% to 13.999%             3              126,375                       0.02
--------------------------------
 14.000% to 14.999%             2              262,181                       0.03
--------------------------------
 15.000% to 15.375%             1              45,027                        0.01
--------------------------------
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------



Next Interest Rate Adjustment Dates of the Group A Loans
-----------------------------------------------------------------------------------------------------
      Next Interest Rate          Number of         Principal Balance               Percent of
                                                                              Aggregate Principal
                                                                              Balance Outstanding
                                  Mortgage        Outstanding as of the      as of the Statistical
        Adjustment Date             Loans      Statistical Calculation Date     Calculation Date
-----------------------------------------------------------------------------------------------------
 November 2002                  1              $104,782                      0.01%
--------------------------------
 December 2002                  1              44,966                        0.01
--------------------------------
 January 2003                   2              331,542                       0.04
--------------------------------
 March 2003                     1              139,580                       0.02
--------------------------------
 June 2003                      1              83,481                        0.01
--------------------------------
 September 2003                 1              123,366                       0.02
--------------------------------
 October 2003                   1              174,516                       0.02
--------------------------------
 November 2003                  1              103,557                       0.01
--------------------------------
 December 2003                  1              112,072                       0.01
--------------------------------
 January 2004                   1              142,132                       0.02
--------------------------------
 February 2004                  1              96,053                        0.01
--------------------------------
 March 2004                     9              1,070,477                     0.13
--------------------------------
 April 2004                     102            12,808,181                    1.58
--------------------------------
 May 2004                       526            59,318,691                    7.30
--------------------------------
 June 2004                      1,795          205,669,421                   25.30
--------------------------------
 July 2004                      1,469          175,500,550                   21.59
--------------------------------
 August 2004                    226            28,198,993                    3.47
--------------------------------
 September 2004                 1              75,527                        0.01
--------------------------------
 November 2004                  2              377,064                       0.05
--------------------------------
 January 2005                   2              131,285                       0.02
--------------------------------
 February 2005                  4              781,974                       0.10
--------------------------------
 March 2005                     4              551,836                       0.07
--------------------------------
 April 2005                     36             3,844,179                     0.47
--------------------------------
 May 2005                       268            28,877,108                    3.55
--------------------------------
 June 2005                      1,212          136,402,564                   16.78
--------------------------------
 July 2005                      1,146          136,518,281                   16.79
--------------------------------
 August 2005                    171            21,140,285                    2.60
--------------------------------
 September 2005                 1              156,800                       0.02
--------------------------------
-----------------------------------------------------------------------------------------------------
      TOTAL                     6,986          $812,879,262                  100.00%
-----------------------------------------------------------------------------------------------------

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless
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experience,   financial   and   operational   resources,   and  other   relevant
circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information
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recommendation  to conclude any transaction  (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is
given  as  to  the  accuracy,   completeness,  or  reasonableness  of  any  such
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None of the employees or agents of CSFB or its affiliates is authorized to amend or  supplement  the terms of this  notice,  other  than in the form of a written
instrument,   duly  executed  by  an  appropriately   authorized  signatory  and
countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the
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This  communication  is not an offer to sell or the  solicitation of an offer to buy nor shall  there be any sale of the  securities  in any state in which  such
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qualification  under the securities laws of any such state.  Interested  persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.